Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
5,360 records
Balance: 966,594,700
All records

Selection Criteria: All records
Table of Contents

1.

Summary

2.

FICO

3.

LTV

4.

DTI

5.

Loan Purpose

6.

Occ Type

7.

Documentation

8.

Property Type

9.

Remaining Balance

10.

State

11.

CA_SPLIT

12.

Loan Type

13.

LIEN

14.

Prepayment Term (months)

15.

FICO (IO Only Bucket)

16.

Remaining Balance (IO Loans Only)

1. Summary

Month to Roll: 0
Remaining Term: 354
WA Remaining IO Term (IO Loans Only): 27

2. FICO

FICO	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
<= 500	15	2,532,190.63	0.26	168,812.71	8.686	500	76.40	41.69	5.11	15.36	89.34	75.56	0.00
501 - 520	297	46,719,761.33	4.83	157,305.59	8.509	511	73.00	40.95	2.67	6.31	82.59	66.42	0.00
521 - 540	410	66,881,821.59	6.92	163,126.39	8.196	530	74.48	41.10	2.01	8.71	80.69	64.71	0.00
541 - 560	470	79,547,294.82	8.23	169,249.56	7.740	552	77.14	39.98	2.74	7.35	79.57	58.26	0.00
561 - 580	503	87,947,048.78	9.10	174,845.03	7.458	570	78.64	40.16	2.84	7.87	75.50	61.49	1.69
581 - 600	600	101,696,724.88	10.52	169,494.54	7.139	591	78.93	40.04	3.53	8.60	69.46	61.14	15.22
601 - 620	695	122,154,836.43	12.64	175,762.35	7.007	610	80.19	40.19	2.78	12.79	64.55	64.23	24.58
621 - 640	638	118,199,012.15	12.23	185,264.91	6.989	630	81.39	40.38	6.17	13.73	56.87	54.25	24.42
641 - 660	598	113,446,193.33	11.74	189,709.35	6.917	651	82.13	40.37	5.96	15.29	41.47	38.27	28.38
661 - 680	438	88,381,046.44	9.14	201,783.21	6.887	670	82.51	40.83	7.49	15.23	38.35	36.26	34.42
681 - 700	272	56,974,144.39	5.89	209,463.77	6.824	689	83.10	40.10	6.39	17.56	39.50	29.01	24.77
701 - 750	329	61,756,126.92	6.39	187,708.59	6.947	722	83.48	41.06	10.18	22.97	24.51	27.60	20.70
751 >=	95	20,358,498.45	2.11	214,299.98	6.844	768	81.95	39.86	12.83	24.43	26.34	20.39	17.44
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

Mean: 613
Median: 611
Standard Deviation: 60

3. LTV

LTV	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
0.01 - 50.00	216	27,794,023.83	2.88	128,676.04	7.067	592	41.01	38.00	4.35	14.30	91.73	62.02	1.18
50.01 - 55.00	95	17,097,868.69	1.77	179,977.57	6.944	605	52.51	39.26	1.75	10.49	87.35	52.60	6.04
55.01 - 60.00	133	22,032,111.12	2.28	165,654.97	7.008	592	57.84	38.90	0.93	17.54	90.89	51.38	5.17
60.01 - 65.00	216	39,114,559.27	4.05	181,085.92	7.122	581	63.46	40.54	3.29	10.91	90.13	58.48	3.77
65.01 - 70.00	308	57,935,045.46	5.99	188,100.80	7.188	592	68.82	40.00	4.45	11.20	87.85	49.45	7.16
70.01 - 75.00	401	74,775,377.89	7.74	186,472.26	7.325	582	73.94	41.54	2.94	12.58	86.57	56.78	8.80
75.01 - 80.00	1,621	323,856,707.05	33.50	199,788.22	6.866	633	79.69	40.69	3.10	13.11	34.66	46.99	25.49
80.01 - 85.00	697	134,884,339.52	13.95	193,521.29	7.350	593	84.46	39.57	4.17	10.24	72.98	56.43	12.09
85.01 - 90.00	907	182,637,702.03	18.89	201,364.61	7.366	623	89.69	40.49	11.68	12.55	60.10	52.40	21.68
90.01 - 95.00	255	54,719,188.23	5.66	214,585.05	7.463	656	94.81	40.45	5.18	14.98	53.07	43.28	28.84
95.01 - 100.00	511	31,747,777.05	3.28	62,128.72	9.975	665	99.89	42.10	0.00	16.67	13.68	48.41	0.00
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

Mean: 80.32
Median: 80
Standard Deviation: 13.51

LTV is calculated as: LTV for first lien and CLTV for second lien throughout this report.

4. DTI

DTI	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
<= 20.00	174	26,819,087.67	2.77	154,132.69	7.215	609	77.05	14.04	10.88	11.66	66.18	58.03	9.32
20.01 - 25.00	237	34,282,705.66	3.55	144,652.77	7.352	614	77.90	22.77	6.10	10.72	68.30	54.55	13.43
25.01 - 30.00	413	61,823,672.62	6.40	149,694.12	7.313	613	78.78	27.77	5.79	8.49	61.24	57.32	16.18
30.01 - 35.00	615	105,932,898.35	10.96	172,248.62	7.230	618	78.57	32.55	4.66	11.40	60.88	49.96	18.07
35.01 - 40.00	906	162,103,717.77	16.77	178,922.43	7.226	618	80.40	37.66	5.01	10.58	58.80	48.37	18.29
40.01 - 45.00	1,169	217,002,781.02	22.45	185,631.12	7.234	623	80.54	42.61	4.44	13.93	54.89	49.22	21.00
45.01 - 50.00	1,557	303,458,569.81	31.39	194,899.53	7.280	620	82.07	47.72	4.99	15.44	53.13	48.56	18.05
50.01 - 55.00	275	52,525,250.87	5.43	191,000.91	6.990	582	70.77	52.36	1.71	7.54	83.70	71.19	5.08
55.01 - 60.00	14	2,646,016.37	0.27	189,001.17	6.385	587	70.09	56.57	10.47	5.16	76.45	75.28	0.00
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

Mean: 39.67
Median: 42
Standard Deviation: 9.15

5. Loan Purpose

Loan Purpose	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Refinance - Cashout	2,962	565,164,946.19	58.47	190,805.18	7.209	599	77.37	40.14	3.79	10.65	100.00	57.12	12.85
Purchase	1,840	317,169,025.25	32.81	172,374.47	7.297	652	84.18	40.92	7.47	18.13	0.00	36.25	26.92
Refinance - Rate/Term	558	84,260,728.70	8.72	151,004.89	7.231	608	80.94	40.25	2.93	5.71	0.00	67.40	12.96
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

6. Occ Type

Occ Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Investment Property	257	43,607,996.04	4.51	169,680.92	7.650	650	83.25	38.75	100.00	35.86	46.53	47.97	0.00
Primary Residence	5,082	918,997,781.74	95.08	180,833.88	7.217	615	79.74	40.48	0.00	11.55	59.17	51.37	18.33
Second Home	21	3,988,922.36	0.41	189,948.68	8.012	600	84.15	41.22	100.00	18.69	28.51	39.46	11.63
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

7. Documentation

Documentation	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Full Documentation	3,071	494,597,199.68	51.17	161,054.12	7.029	602	79.42	40.32	4.55	10.46	65.27	100.00	16.45
Limited Documentation	204	46,551,286.67	4.82	228,192.58	7.029	612	81.24	37.57	6.45	9.37	56.27	0.00	20.66
Stated Documentation	2,085	425,446,213.79	44.01	204,050.94	7.507	635	80.36	40.81	5.20	15.61	50.80	0.00	18.32
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

8. Property Type

Property Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
2-4 Unit	290	72,407,969.10	7.49	249,682.65	7.331	643	80.65	41.35	21.00	100.00	54.01	37.11	7.94
Condo	323	49,957,441.38	5.17	154,667.00	7.129	630	79.21	41.16	2.35	100.00	42.19	49.52	22.49
Modular Home	1	120,850.00	0.01	120,850.00	8.950	538	83.34	23.58	0.00	100.00	0.00	100.00	0.00
PUD - Attached	118	21,490,340.87	2.22	182,121.53	7.058	634	81.40	41.21	3.32	0.00	44.23	48.60	40.24
PUD - Detached	455	89,768,572.72	9.29	197,293.57	7.317	611	81.73	41.30	4.29	0.00	45.27	54.39	15.18
Single Family	4,173	732,849,526.07	75.82	175,616.95	7.234	614	79.63	40.13	3.64	0.00	62.06	52.34	17.69
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

9. Remaining Balance

Remaining Balance	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
1 - 50,000	318	12,478,779.84	1.29	39,241.45	10.227	635	93.18	40.64	0.80	11.57	28.81	62.61	0.00
50,001 - 75,000	546	34,214,081.28	3.54	62,663.15	8.614	606	81.91	37.30	8.47	10.44	47.62	68.64	0.17
75,001 - 100,000	616	54,116,814.95	5.60	87,851.97	7.841	607	78.64	37.66	6.16	9.27	52.93	67.53	2.66
100,001 - 125,000	626	70,802,582.65	7.32	113,103.17	7.540	603	79.16	38.22	4.45	10.50	50.88	63.40	5.86
125,001 - 150,000	561	77,195,738.22	7.99	137,603.81	7.457	602	78.47	39.35	5.79	10.70	58.18	61.62	6.85
150,001 - 200,000	830	144,998,718.59	15.00	174,697.25	7.209	608	77.28	39.93	5.68	10.10	62.16	60.06	13.87
200,001 - 250,000	630	140,834,626.40	14.57	223,547.03	7.126	612	77.73	40.85	4.05	9.95	61.61	50.18	16.16
250,001 - 300,000	440	121,177,218.43	12.54	275,402.77	7.003	620	80.35	41.15	5.32	13.11	64.73	49.98	22.95
300,001 - 350,000	285	92,747,162.92	9.60	325,428.64	6.972	619	81.34	42.03	3.51	17.27	62.01	39.00	21.75
350,001 - 400,000	236	88,360,512.80	9.14	374,408.95	6.911	628	82.39	41.64	5.51	16.90	59.72	43.21	26.66
400,001 - 450,000	123	52,017,739.04	5.38	422,908.45	6.969	637	82.97	42.50	5.08	20.59	54.64	30.00	32.36
450,001 - 500,000	74	35,302,756.56	3.65	477,064.28	6.839	635	82.74	41.45	4.02	17.42	49.05	32.25	34.81
500,001 - 600,000	60	32,894,959.47	3.40	548,249.32	6.726	658	82.08	40.99	3.28	11.55	56.75	34.88	36.23
600,001 - 700,000	15	9,453,008.99	0.98	630,200.60	6.549	640	75.82	38.12	0.00	6.40	60.08	33.63	26.76
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

Min Remaining Bal.: 29901
Max Remaining Bal.: 650000

10. State

State	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
California	1,491	367,172,565.42	37.99	246,259.27	6.877	627	78.30	40.95	4.29	13.08	63.28	43.18	30.82
Florida	602	86,098,639.51	8.91	143,021.00	7.512	607	80.59	40.95	8.65	13.50	57.09	50.26	11.26
New York	231	62,367,382.09	6.45	269,988.67	7.181	621	78.24	42.46	1.49	28.66	69.02	47.07	2.08
New Jersey	193	40,381,888.01	4.18	209,232.58	7.454	610	81.44	42.11	1.72	22.30	65.77	49.85	3.22
Arizona	242	34,713,640.97	3.59	143,444.80	7.254	620	83.10	38.68	4.40	3.23	50.49	61.62	20.83
Texas	291	32,980,430.61	3.41	113,334.81	7.697	596	80.58	38.88	4.20	2.57	32.42	63.49	4.81
Illinois	143	27,660,794.56	2.86	193,432.13	7.392	616	81.79	38.31	3.48	16.25	55.66	54.76	6.15
Nevada	135	24,922,100.56	2.58	184,608.15	7.316	615	79.20	41.12	5.70	3.23	52.23	45.96	26.04
Maryland	126	23,869,260.40	2.47	189,438.57	7.296	610	78.99	39.20	1.49	6.33	67.99	63.46	9.28
Massachusetts	102	22,771,417.69	2.36	223,249.19	7.326	615	78.55	41.94	5.70	30.02	47.65	46.15	2.96
Washington	118	21,618,802.49	2.24	183,210.19	7.112	622	82.02	40.06	6.11	8.13	49.31	63.99	24.27
Michigan	149	18,366,310.75	1.90	123,263.83	7.892	615	82.92	39.29	9.90	7.66	53.96	47.56	8.64
Colorado	88	14,972,853.43	1.55	170,146.06	7.110	625	82.07	40.37	10.36	5.92	38.39	48.41	20.27
Virginia	84	14,158,516.58	1.46	168,553.77	7.718	597	80.41	40.00	2.31	16.25	68.00	61.69	15.89
Pennsylvania	107	12,997,854.82	1.34	121,475.28	7.522	599	80.86	37.06	4.68	7.01	57.87	67.88	4.60
Other	1,258	161,542,242.25	16.71	128,411.96	7.625	607	81.88	39.02	6.32	8.10	53.78	62.72	6.72
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

11. CA_SPLIT

CA_SPLIT	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
CA-N	486	120,265,708.94	32.75	247,460.31	6.957	627	79.70	40.85	3.22	7.77	58.72	46.77	42.20
CA-S	1,005	246,906,856.48	67.25	245,678.46	6.838	627	77.61	41.00	4.81	15.66	65.50	41.44	25.27
Total:	1,491	367,172,565.42	100.00	246,259.27	6.877	627	78.30	40.95	4.29	13.08	63.28	43.18	30.82

12. Loan Type

Loan Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
2/28 ARM	3,162	592,381,061.56	61.29	187,343.79	7.357	604	79.81	40.36	6.85	13.87	61.39	46.64	0.00
2/28 ARM - 2 Yr IO	531	144,480,835.76	14.95	272,091.97	6.699	647	82.79	40.58	0.32	10.20	42.48	46.58	100.00
2/28 ARM - 5 Yr IO	17	5,134,200.96	0.53	302,011.82	7.306	681	85.41	39.46	0.00	5.30	14.81	20.33	100.00
3/27 ARM	149	27,970,578.57	2.89	187,722.00	6.963	632	79.49	41.02	19.23	15.42	55.78	50.38	0.00
3/27 ARM - 3 Yr IO	68	16,808,408.34	1.74	247,182.48	6.651	653	83.34	40.63	0.00	10.94	58.57	66.71	100.00
3/27 ARM - 5 Yr IO	11	2,497,055.00	0.26	227,005.00	7.143	645	87.36	39.02	0.00	5.40	26.28	72.38	100.00
Fixed Rate	1,422	177,322,559.95	18.35	124,699.41	7.388	627	77.41	40.34	0.66	10.72	63.88	69.29	0.00
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

13. LIEN

LIEN	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
1	4,883	941,562,181.75	97.41	192,824.53	7.154	616	79.39	40.36	5.06	12.56	59.68	51.30	17.94
2	477	25,032,518.39	2.59	52,479.07	10.454	666	99.87	41.92	0.00	16.93	12.81	46.38	0.00
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

14. Prepayment Term (months)

Prepayment Term (months)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
0	1,254	221,508,902.49	22.92	176,641.87	7.710	606	80.89	40.46	1.05	16.30	57.66	50.61	4.05
12	194	45,263,274.04	4.68	233,315.85	7.105	638	77.71	41.11	5.99	21.37	67.91	49.76	17.67
24	2,935	546,334,346.41	56.52	186,144.58	7.159	617	80.93	40.46	7.12	11.61	55.76	45.53	25.08
36	977	153,488,177.20	15.88	157,101.51	6.889	625	75.57	39.92	2.39	8.67	66.49	72.45	9.71
Total:	5,360	966,594,700.14	100.00	180,334.83	7.240	617	79.92	40.40	4.92	12.67	58.47	51.17	17.48

15. FICO (IO Only Bucket)

FICO (IO Only Bucket)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
561 - 580	6	1,487,074.63	0.88	247,845.77	6.484	577	80.28	42.66	0.00	0.00	70.63	80.45	100.00
581 - 600	65	15,476,683.03	9.16	238,102.82	6.832	591	82.83	40.83	0.00	3.66	70.87	86.60	100.00
601 - 620	116	30,030,095.14	17.78	258,880.13	6.847	610	82.22	40.26	0.00	6.14	62.71	63.37	100.00
621 - 640	115	28,863,920.70	17.09	250,990.61	6.822	630	84.29	41.10	0.00	13.06	44.33	52.87	100.00
641 - 660	114	32,195,235.78	19.06	282,414.35	6.707	652	83.04	40.48	0.00	12.06	32.93	35.35	100.00
661 - 680	100	30,421,686.72	18.01	304,216.87	6.608	670	83.22	41.20	0.87	9.87	30.76	37.47	100.00
681 - 700	49	14,113,265.47	8.35	288,025.83	6.578	689	83.33	38.84	0.00	7.85	39.01	31.33	100.00
701 - 750	49	12,782,143.16	7.57	260,860.06	6.642	723	82.15	39.79	1.55	16.36	23.36	29.70	100.00
751 >=	13	3,550,395.43	2.10	273,107.34	6.305	764	79.99	39.76	0.00	20.37	15.12	41.40	100.00
Total:	627	168,920,500.06	100.00	269,410.69	6.719	649	82.99	40.52	0.27	10.06	43.00	48.16	100.00

Mean: 646.89
Median: 644
Standard Deviation: 41.37

16. Remaining Balance (IO Loans Only)

Remaining Balance (IO Loans Only)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
50,001 - 75,000	1	59,755.00	0.04	59,755.00	9.650	644	95.00	34.09	0.00	0.00	0.00	0.00	100.00
75,001 - 100,000	16	1,437,377.34	0.85	89,836.08	7.077	631	78.16	38.94	0.00	11.94	6.96	80.91	100.00
100,001 - 125,000	36	4,150,336.01	2.46	115,287.11	7.009	635	81.44	39.19	0.00	8.38	33.49	69.16	100.00
125,001 - 150,000	38	5,285,157.06	3.13	139,083.08	6.981	643	82.51	39.89	0.00	10.10	36.60	74.54	100.00
150,001 - 200,000	116	20,116,205.09	11.91	173,415.56	6.807	642	82.34	39.80	0.98	8.75	35.53	64.75	100.00
200,001 - 250,000	102	22,761,028.29	13.47	223,147.34	6.692	652	80.06	39.79	0.00	8.79	37.64	51.97	100.00
250,001 - 300,000	101	27,813,164.11	16.47	275,377.86	6.689	648	83.05	39.83	0.96	11.11	54.58	54.32	100.00
300,001 - 350,000	62	20,176,961.70	11.94	325,434.87	6.697	649	83.97	41.19	0.00	14.62	33.59	40.09	100.00
350,001 - 400,000	63	23,553,434.49	13.94	373,864.04	6.715	644	84.20	41.42	0.00	15.90	46.03	36.58	100.00
400,001 - 450,000	40	16,831,183.14	9.96	420,779.58	6.989	647	86.15	42.16	0.00	4.89	55.38	32.34	100.00
450,001 - 500,000	26	12,287,664.70	7.27	472,602.49	6.248	650	82.37	40.91	0.00	3.71	38.56	46.03	100.00
500,001 - 600,000	22	11,918,892.51	7.06	541,767.84	6.561	666	83.36	40.19	0.00	9.30	50.33	41.83	100.00
600,001 - 700,000	4	2,529,340.62	1.50	632,335.16	6.755	679	80.97	40.19	0.00	0.00	25.20	25.20	100.00
Total:	627	168,920,500.06	100.00	269,410.69	6.719	649	82.99	40.52	0.27	10.06	43.00	48.16	100.00

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Apr 14, 2005 13:56

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